EXHIBIT 10.02

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                  LINE OF CREDIT LOAN AGREEMENT

     This Line of Credit Loan Agreement (this "Agreement") is made as of the 19th day of November 1996, by and between Paul-Son Gaming Corporation, a Nevada corporation (hereinafter referred to as "Lender"), and Martin S. Winick (hereinafter referred to as "Borrower").

                            RECITALS
     A. Borrower desires to borrow certain sums of money from Lender upon such repayment terms and at such rates of interest as shall be set forth in the Line of Credit Promissory Note (as hereinafter defined) contemplated by this Agreement; and

     B.   Lender is willing to loan such sums to Borrower.

     NOW, THEREFORE, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and further covenant and agree as follows:

1.   DEFINITIONS

     In this Agreement and in the Loan Documents (as hereinafter defined) (unless the context thereof requires a contrary definition or unless the same shall be defined therein, in which latter event, the definitions shall be cumulative and not exclusive), the following words, phrases, and expressions shall have the respective meanings attributed to them:

     (a)  "AGREEMENT"  shall  mean  this  Line  of  Credit   Loan
Agreement,  and   all  extensions, amendments, modifications  and
alterations thereto, in writing from time to time.

     (b)  "BORROWER" shall mean Martin S. Winick.

     (c) "BUSINESS DAY" shall mean any day except Saturday, Sunday or legal holidays in the State of Nevada.

     (d) "COLLATERAL" shall mean all property and security described in any of the Collateral Documents now or hereafter existing.

     (e) "COLLATERAL DOCUMENTS" shall mean any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or referred to in any of the foregoing, or executed in connection herewith or therewith, now or hereafter existing, and specifically, but not by way of limitation, the documents identified in Section 6 hereof.

     (f) "CONDITIONS PRECEDENT" shall mean the conditions set forth in Sections 7 and 8 hereof.

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     (g)  "DEFAULT EVENT"  shall mean the occurrence of any  act, omission or failure as set forth in Section 11 hereof.

     (h) "DEFAULT INTEREST RATE" shall mean one and one-half times (x 1.50) the Interest Rate (as hereinafter defined).

     (i)  "GUARANTOR"  shall  mean  Elen J. Winick,   the wife of
Martin S. Winick.

     (j) "INDEBTEDNESS" shall mean and include by way of example only, but not by way of limitation:

          (i) All indebtedness, obligations and liabilities of the Borrower referred to in this Agreement, or in any of the Collateral Documents, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several;

          (ii) All present and future Money Advances made by Lender in connection with this Agreement or the Collateral
     Documents, or otherwise, and whether made at Lender's option or otherwise;

          (iii) All future advances made by Lender for the protection or preservation of Lender's rights and interests in the Collateral, or arising under this Agreement or the Collateral Documents, including, but not by way of limitation, advances for taxes, levies, assessments, insurance or maintenance of the Collateral, and reasonable attorneys fees;

          (iv)    All  costs  and  expenses incurred by Lender in
     connection   with   or   arising   out  of  the  protection,
     enforcement or collection of any of the foregoing including, without limitation, reasonable attorney fees; and

          (v) All costs and expenses incurred by Lender in connection with, or arising out of, the sale, disposition, liquidation or other realization [including, but not by way of limitation, the taking, retaking or holding, and all proceedings (judicial or otherwise)] of the Collateral, including, without limitation, reasonable attorney fees.

     (k) "INTEREST PERIOD" shall mean the period commencing on each Rate Change Date (as hereafter defined) and ending on the next succeeding Rate Change Date.

     (l) "INTEREST RATE" shall mean the Prime Rate (as hereinafter defined) plus two percent (2%) and shall be a variable rate which shall change quarterly on the first day of each quarter during the term hereof ("Rate Change Date"), commencing on the first day of April 1997, and continuing on the first day of each July, October, January thereafter until the Maturity Date, provided that if the first day of any quarter during the term hereof is not a Business Day, then the Rate Change Date shall be the first Business Day following the first day of such quarter.

     (m)  "LENDER"  shall  mean  Paul-Son  Gaming Corporation,  a
Nevada corporation.

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     (n)  "LINE  OF  CREDIT  PROMISSORY  NOTE"  shall  mean   the
promissory note executed in conjunction with this Agreement that evidences Borrower's Indebtedness to Lender.

     (o) "LOAN COMMITMENT" shall mean the commitment set forth in Section 2 hereof.

     (p)  "LOAN DOCUMENTS" shall mean:

          (i)     Any and all Collateral Documents;

          (ii) Any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or referred to in any of the foregoing, or executed in connection herewith or therewith, now or hereafter existing, and specifically, but not by way of limitation, the documents identified in Section 6 hereof; and

          (iii) Any and all documents, instruments, notes, agreements, and written memoranda executed and delivered by Guarantor in connection herewith or therewith, now or hereafter existing (hereinafter collectively referred to as the "Pledge Documents"), and specifically including, but not by way of limitation, the following:

                  (1) PLEDGE AGREEMENT. Guarantor shall execute an agreement in which Guarantor agrees to pledge any and all Pledge Collateral (as hereinafter defined) to Lender as inducement for Lender to make Loan to Borrower;

                  (2) GUARANTY. Guarantor shall execute an agreement in which Guarantor agrees to guaranty the obligations, covenants and agreements of Borrower under this Agreement, the Collateral Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created;

                  (3) POWER OF ATTORNEY. Guarantor shall execute a power of attorney in favor of the Lender to be returned by Lender permitting Lender to negotiate, encumber, transfer or dispose of all stock certificates issued in the name of the Guarantor.

                  (4)  UNIFORM    COMMERCIAL     CODE    SECURITY
          AGREEMENT. Guarantor shall execute an agreement in which Guarantor agrees to grant Lender a security interest in the Pledge Collateral.

                  (5) UNIFORM COMMERCIAL CODE FINANCING STATEMENTS. Guarantor shall execute the following Uniform Commercial Code Financing Statements in order to perfect a security interest in favor of Lender, in and to the Pledge Collateral, and to evidence a first and perfected lien with respect to such Pledge
          Collateral:

                  -       Uniform   Commercial   Code   Financing
                  Statement Form UCC-1 to be filed in the state of Nevada; and

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                  -       Uniform   Commercial   Code   Financing
                  Statement Form UCC-1 to be filed in the state of Ohio.

                  (6) OTHER DOCUMENTS. Any other document or agreement which the Lender may reasonably require in connection with the Loan.

     (q) "MONEY ADVANCE" shall mean any disbursement of monies by Lender to or for the benefit of Borrower, whether mandatory or optional.

     (r)  "PLEDGE COLLATERAL" shall mean the following:

          (i) Any and all shares of common stock of Lender held now or hereafter acquired by the Guarantor (the
     "Shares");

          (ii) Any and all options to purchase common stock of Lender held now or hereafter acquired by the Guarantor;

          (iii)   Any  rights  to  payment,  including   returned
     premiums, with respect to any insurance relating to any of the Shares; and

          (iv) Any stock rights, rights to subscribe, stock splits, liquidating dividends, cash dividends, dividends paid in stock, new securities or other property of any kind which Guarantor is or may hereafter be entitled to receive on account of the Shares pledged hereunder, including without limitation, stock received by Pledgor due to stock splits or dividends paid in stock or sums paid upon or in respect of any securities pledged hereunder upon the liquidation or dissolution of the issuer thereof.

     (s) "PRIME RATE" shall mean the rate of interest most recently published in THE WALL STREET JOURNAL, as the average of Money Center interest rates charged by banks to their most favored commercial customers or, if discontinued, in any other publication selected by Lender.

     (t)  "PROMISSORY NOTE"  shall  mean  the   Line   of  Credit
Promissory Note.

     (u) "STOCK OPTIONS" shall mean any and all stock options to purchase common stock of Paul-Son Gaming Corporation which the Borrower, Guarantor or Borrower and Guarantor jointly may now possess or hereafter acquire a possessory interest.

2.   LOAN COMMITMENTS

     Lender agrees, subject to the Conditions Precedent hereto set forth in Sections 7 and 8 of this Agreement, and further provided that no Default Event exists, and all other terms, conditions and obligations of Borrower have been met, to lend to Borrower, and Borrower agrees to take from Lender, an amount not exceeding One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.) upon the terms, covenants and conditions hereinafter set forth. In no event shall Lender be required to make Money Advances that total, in the aggregate, in excess of One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.).

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     (a)  CAP ON LOAN COMMITMENT.   The  extent  of the  Lender's
monetary obligation  under the Loan Commitment is limited to  One
Hundred  Fifty   Thousand   and  no/100ths  Dollars  ($150,000.00
U.S.). Notwithstanding the Borrower's prepayment of principal, the total amount of funds to be provided by the Lender shall not exceed aggregate Money Advances of One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.).

     (b) SUSPENSION OF LOAN COMMITMENT. Lender's obligation to make Money Advances under the Loan Commitment shall be suspended during:
          (i)     the existence of any Default Event;

          (ii)    the  failure of Borrower to meet the Conditions
     Precedent set forth in Sections 7 and 8 of this Agreement;

          (iii) the failure of Borrower to fulfill, maintain or uphold the covenants, representations and warranties set forth in the Collateral Documents; or

          (iv) the failure of Guarantor to fulfill, maintain or uphold the covenants, representations and warranties set forth in the Pledge Documents.

3.   EVIDENCE OF INDEBTEDNESS

     Borrower shall execute a Promissory Note in the amount of One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.) evidencing the maximum amount respectively provided for pursuant to the Loan Commitment and all Money Advances respectively made thereunder, and
Borrower shall pay to Lender the payments required by the Promissory Note.

4.   NATURE OF OBLIGATION

     Borrower fully appreciates the recourse nature of this Agreement and fully understands that any and all assets of Borrower may be used for payment of accrued interest and principal should a Default Event occur.

5.   PRE-PAYMENT OF LOAN

     Borrower may prepay the unpaid principal balance of the Note (partial or full) at anytime. Notwithstanding any partial or full prepayment, Lender is not obligated to extend to Borrower any additional funds above and beyond a total aggregate amount of Money Advances totaling One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.).

6.   COLLATERAL AND COLLATERAL DOCUMENTS

     As part of the Collateral and Collateral Documents providing security for the payment of the Promissory Note, Loan and all Indebtedness hereunder, and for the timely and faithful perfor mance and observance of the terms, covenants, obligations and conditions of this Agreement and the Collateral Documents, Borrower (and/or others herein required or to the extent required) hereby grants a security interest to Lender in the Collateral and shall execute and deliver to

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Lender,  or  cause to be executed and delivered  to  Lender,  the following, all of which shall constitute a portion of the Collateral Documents:

     (a) PROMISSORY NOTE. Borrower shall execute the Promissory Note that evidences Borrower's indebtedness to Lender in an amount not to exceed total aggregate Money Advances of One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.).

     (b) ASSIGNMENT AGREEMENT. Borrower shall execute an agreement in which the Borrower agrees to assign any and all rights, titles, benefits and interests currently owned or hereafter acquired including, but not limited to, the following:

          (i)     Consulting  Agreement  by  and  between Paul S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Endy Agreement");

          (ii)    Stock  Option  Agreement by and between Paul S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Option Agreement") in conjunction with the Endy Agreement;

          (iii) All options to purchase common stock of Paul-Son Gaming Corporation that Borrower presently owns or hereafter acquires, including but not limited to those options granted to Borrower under the Option Agreement;

          (iv)    Consulting  Agreement  by  and between Paul-Son
     Gaming  Corporation,  a  Nevada  corporation,  and Martin S.
     Winick  entered  into  on  the  1st  day  of July, 1996 (the
     "Paul-Son Agreement");

          (v)     All  stock  of Paul-Son Gaming Corporation that
     Borrower presently owns or hereafter acquires; and

          (vi)    All   payments   due   from   Paul-Son   Gaming
     Corporation to Borrower, including, but not limited to, any and all fees associated with the Borrower's position as director of the Lender.

     (c) UNIFORM COMMERCIAL CODE FINANCING STATEMENTS. Borrower shall execute the following Uniform Commercial Code Financing Statements in order to perfect a security interest in favor of Lender, in and to the Collateral, and to evidence a first and perfected lien with respect to such Collateral:

          (i)     Uniform   Commercial  Code  Financing Statement
     Form UCC-1 to be filed in the state of Nevada; and

          (ii)    Uniform   Commercial  Code  Financing Statement
     Form UCC-1 to be filed in the state of Ohio.

     (d)  UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.    Borrower
shall  execute  an  agreement  in  which Borrower agrees to grant
Lender a security interest in the Collateral.

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     (e)  GUARANTY. Guarantor shall execute an agreement in which
Guarantor agrees to guaranty the obligations, covenants and agreements of Borrower under this Agreement, the Collateral
Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created.

     (f)  POWER OF ATTORNEY.   Borrower  shall execute a power of
attorney in favor of the Lender to be returned by Lender permitting Lender to negotiate, encumber, transfer or dispose of all stock certificates issued in the name of the Borrower.

     (g) OTHER DOCUMENTS. Any other document or agreement which the Lender may reasonably require.

7.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT

     This Agreement may not become effective until the execution and delivery of all Loan Documents as described in Section
6.

8.   CONDITIONS PRECEDENT TO MONEY ADVANCES

     The  obligation  of  Lender  to  make  any  Money   Advances
pursuant   to   this  Agreement  is  subject  to  the   following
conditions precedent:

     (a) COMPLIANCE OF BORROWER. Borrower must be in compliance with all provisions of this Agreement and of the Collateral
Documents, as of the date of each Money Advance under the Loan.

     (b)  COMPLIANCE OF GUARANTOR.     Guarantor   must   be   in
compliance with all provisions of the Pledge Documents, as of the date of each Money Advance under the Loan.

     (c) WRITTEN APPLICATIONS. Each request for a Money Advance to be made under this Agreement must be written and submitted to the Lender for approval.

9.   REPRESENTATIONS AND WARRANTIES OF BORROWER

     Borrower represents and warrants that the following are true and correct:

     (a)  AUTHORITY.   Borrower  has full power and authority  to
execute and deliver this Agreement and the Collateral Documents.

     (b) DEFAULT. There is no Default Event under this Agreement, now existing or hereafter executed, and no event, act or omission has occurred and is continuing which, with applicable notice or the passage of t ime or either, would constitute an Default Event thereunder.

     (c) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of Borrower threatened against or affecting Borrower or the property of Borrower in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may result in

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any material adverse change in the properties or assets or in the condition, financial or otherwise, of Borrower. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or federal, state, municipal or other
governmental  department,  commission,  board,  bureau,   agency,
instrumentality, default under which might have consequences which would materially and adversely affect the business or properties of Borrower.

     (d) SURVIVAL AND CONTINUATION. All representations and warranties contained in this Agreement, or in any of the Colla teral Documents, now or hereafter existing, are and shall continue to be true and accurate, at all times while any Money Advances are outstanding, and the continuing truth and accuracy thereof shall be Conditions Precedent to the making of any Money Advances hereunder and shall survive the execution hereof and the consummation of the transactions herein contemplated.

10.  COVENANTS OF BORROWER

     So  long as any Money Advance remains outstanding under this
Agreement  or  any  Indebtedness  is  due  BankLender,   Borrower
covenants and agrees to the following:

     (a) PAYMENT OF INTEREST. Borrower shall pay accrued interest thereon when due in accordance with the terms of the Promissory Note, and have no Money Advances outstanding thereunder as otherwise prohibited by this Agreement or the Collateral Documents.

     (b) PAYMENT OF PRINCIPAL. Borrower shall pay principal when due in accordance with the terms of the Promissory Note.

     (c)  REQUEST FOR MONEY ADVANCES.   Borrower shall not make a
Request For Payment that is not in accordance with the terms of this Agreement and which does not have all respective conditions precedent thereto fulfilled.

     (d) PERFORMANCE OF OBLIGATIONS. Borrower shall perform all of the obligations, covenants and agreements of Borrower under this Agreement, the Collateral Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created, and maintain and take all action (or not fail to take any action or suffer or permit any omission) necessary to maintain the representations and warranties made, as true and accurate.

     (e) ALIENATION OF COLLATERAL. Borrower will not, without the prior written consent of Lender, sell, contract to sell, lease, encumber or otherwise dispose of any Collateral unless and until this Agreement and all debts secured thereby have been fully satisfied.

     (f) INFORMATION. Borrower shall furnish promptly and in a form satisfactory to Lender, such information as Lender may reasonably request, from time to time.

     (g) LITIGATION. Borrower shall notify Lender promptly of any litigation, or administrative or tax proceeding or any other material matter which could adversely impair the Borrower's financial condition including, but not limited to, any inquiry or proceedings initiated by any state, federal or foreign regulatory agency. For the purposes of this Agreement, any such

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litigation,  proceeding,  matter  or  inquiry  in  which the  sum in  dispute  is  Five  Thousand and no/100ths Dollars  ($5,000.00
U.S.) or an aggregate total of Twenty-Five Thousand and no/100ths
($25,000.00 U.S.) or more shall be deemed to be material.

     (h) PRESERVATION OF COLLATERAL. Borrower shall not waste or destroy Collateral or any part thereof; and Borrower shall not use Collateral in violation of any statute or ordinance. Lender shall have the right to possess Collateral.

11.  DEFAULT EVENTS

     The Indebtedness shall mature and become immediately due and payable, at the option of Lender, notwithstanding any maturity date to the contrary upon the occurrence of any of the following acts, omissions or failures (hereinafter referred to as "Default Events"):

     (a) FAILURE OF PAYMENT. Failure of Borrower to make payment of any installment of principal and/or interest required under the Promissory Note or of any payment by Borrower required pursuant to this Agreement or under the Collateral Documents, within five (5) days from the date same is due and payable shall constitute a Default Event, if not paid, including any applicable late charge or Default Interest Rate, ten (10) calendar days after the five (5) day grace period.

     (b)  BREACH OR FAILURE.   The failure or breach of any other
covenant, warranty, agreement, undertaking, condition, promise, representation or warranty herein contained and/or contained in the Loan Documents shall constitute a Default Event.

     (c) INSOLVENCY OF BORROWER. Insolvency shall be a Default Event and shall mean: (i) a general assignment by Borrower for the benefit of creditors; (ii) the filing of a voluntary petition in bankruptcy by Borrower; (iii) the filing of any involuntary petition under any bankruptcy or insolvency law by Borrower's creditors, said petition remaining undischarged for a period of sixty (60) days; (iv) the appointment by any court of a receiver to take possession of substantially all of Borrower's assets, said receivership remaining undischarged for a period of sixty
(60) days; or (v) the attachment, execution or other judicial seizure of substantially all of Borrower's assets, such attachment, execution or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof.

12.  EFFECT OF DEFAULT

     (a) REMEDIES OF LENDER. Upon the occurrence of any Default Event, Lender shall have the right to exercise any and all rights and remedies which may be available, whether contained in this Agreement, the Loan Documents, or available by virtue of law, including the Uniform Commercial Code or other similar laws or statutes applicable, or contained in any other instruments or agreements between the Lender and the Borrower. The rights and remedies available to the Lender include, but are not limited to, the following:

          (i)     Lender  shall  have  the  right   to  exercise,
     negotiate,  transfer,  encumber  or  dispose  of  all  Stock
     Options;

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          (ii)    Lender may (i)  upon  written  notice,  require
     Borrower to assemble any or all of the Collateral and make it available to Lender at a place designated by Lender;
     (ii) without prior notice, take possession of, collect, sell, and dispose of any or all of the Collateral; or (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales; and

          (iii) Lender may, for the account of Borrower and at Borrower's expense: (i) operate, use, consume, sell or dispose of the Collateral as Lender deems appropriate for the purpose of performing any or all of the obligations secured by this Agreement; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Lender may deem desirable or proper with respect to any of the Collateral; (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Borrower in connection with or on account of any or all of the Collateral; and (iv) perform any of the obligations secured by this Agreement.

     (b) RENUNCIATION BY BORROWER. Upon the occurrence of any Default Event, Borrower agrees that such Default Event, after the lapse of any cure period, shall automatically, without notice, immediately effectuate a renunciation in favor of Lender of any and all rights, benefits, claims and interests of Borrower in the following:

          (i)     Consulting  Agreement  by  and  between Paul S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Endy Agreement");

          (ii)    Stock  Option  Agreement by and between Paul S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Option Agreement") in conjunction with the Endy Agreement;

          (iii)   Consulting  Agreement  by  and between Paul-Son
     Gaming  Corporation,  a  Nevada  corporation,  and Martin S.
     Winick  entered  into  on  the  1st  day  of July, 1996 (the
     "Paul-Son Agreement");

          (iv) All options to purchase common stock of Paul-Son Gaming Corporation that Borrower presently owns or hereafter obtains, including but not limited to those options granted to Borrower under (i), (ii) and (iii) above;

          (v)     All  stock  of Paul-Son Gaming Corporation that
     Borrower presently owns or hereafter obtains, including but not limited to stock obtained by or through (i), (ii), (iii) and (iv) above; and

          (vi)    All   payments   due   from   Paul-Son   Gaming
     Corporation to Borrower, including, but not limited to, any and all fees associated with the Borrower's position as director of the Lender.

     (c)  NO RELEASE AND NO DISCHARGE.   The exercise of any such
right or remedy by Lender shall not serve to release or discharge any other security, property or Collateral held by Lender in connection with this transaction.

     (d) NON-EXCLUSIVITY OF RIGHTS AND REMEDIES. The rights and remedies referred to in this section shall be cumulative and not exclusive.

     (e) NO WAIVER. No waiver of any Default Event shall be implied from any failure of Lender to take or any delay by Lender in taking action with respect to any such Default Event or from any previous waiver of any similar or unrelated Default Event. A waiver of any term contained in the Collateral Documents or of any of the covenants and obligations of Borrower contained in the Collateral Documents, must be made in writing and shall be limited to the express written terms of such waiver.

13.  GENERAL PROVISIONS

     (a)  AMENDMENT.   No  amendment  or  modification  of   this
Agreement shall be deemed effective unless and until it is an express writing, executed by both Borrower and Lender.

     (b) ASSIGNMENT. The rights, benefits and obligations of Borrower under this Agreement are personal in nature and shall not be assignable, transferable or encumberable in any manner whatsoever, whether directly or indirectly or, and whether inter vivos or testamentary. Any purported assignment by Borrower in violation of this Section 13(b) shall be null and void and of no force and effect. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by Lender, its successors or assigns.

     (c) ATTORNEYS' FEES AND COSTS. Borrower and Lender agree that Borrower shall be liable for and pay any and all attorneys' fees and costs associated with the execution of the Loan, including, but not limited to, the preparation of the Loan Documents. Borrower and Lender further agree that in the event of a dispute, arbitration by either party in any dispute, arbitration or litigation c oncerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees and costs in that dispute, arbitration or litigation.

     (d) CAPTIONS AND PRONOUNS. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Agreement and in no way whatsoever define, limit or describe the scope or intent of this Agreement nor in any way affect this Agreement.

     (e)  CONTINUED FORCE AND EFFECT.   This Agreement may not be
invalidated by and may not be made subject to any order of any domestic relations or family law court without the express written consent of Lender.

     (f)  COUNTERPARTS.   This  Agreement  may  be  executed   at
different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g)  EFFECT OF WAIVER.   The  waiver  by  either  party of a
breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     (h)  ENTIRE AGREEMENT.   This  Agreement contains the entire
agreement between the parties and cannot be changed or terminated unless in an express writing, executed by the parties hereto.

     (i) GENDER. Masculine or feminine pronouns shall be substituted for the neuter form and vice versa and the plural shall be substituted for the singular form and vice versa in any place or places herein in which the context requires such substitution or substitutions.

     (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Agreement without resort to any conflict of laws principles, and the courts of the State of Nevada shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Agreement.

     (k) INCORPORATION. The Collateral Documents are incorporated herein by reference, and in the event any provision thereof is inconsistent with the provisions of this Agreement, then this Agreement shall be deemed paramount unless the rights and remedies of the Lender would be adversely affected or diminished thereby.

     (l) NEUTRAL INTERPRETATION. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto.

     (m)  NOTICE.   Any  and  all  notices  required  under  this
Agreement shall be in writing and shall be either (i) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; (iii) transmitted via telecopier provided that confirmation is obtained; or (iv) delivered via a nationally recognized overnight courier service, addressed to:

          LENDER:             Paul S. Endy, Jr.
                              Chairman of the Board and Chief
                              Executive Officer
                              Paul-Son Gaming Corporation
                              2121 S. Industrial Road
                              Las Vegas, Nevada 89102

          COPY TO:            Laurence A. Speiser, Esq.
                              2121 S. Industrial Road
                              Las Vegas, Nevada 89102

          BORROWER:           Martin S. Winick
                              29449 Edgedale Road
                              Pepper Pike, Ohio 44124

     All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 13(m).

     (n) PARTIAL INVALIDITY. If any term, condition, covenant, or provision of this Agreement, or any application thereof, shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provision, covenants, and conditions of this Lease and applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     (o)  SURVIVAL  OF   REPRESENTATIONS   AND  WARRANTIES.   All
representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

     In Witness Whereof, the parties have executed this Agreement as of the day first above written.

               "Lender"
      Paul-Son Gaming Corporation

     /s/ Paul S. Endy, Jr.
By:  Paul S. Endy, Jr.
     Chairman of the Board and
     Chief Executive Officer

              "Borrower"

     /s/ Martin S. Winick
By:  Martin S. Winick

              "Guarantor"
Solely to acknowledge the guaranty and
    other collateral documentation
        deliverable under same.

      /s/ Elen J. Winick
By:   Elen J. Winick

                 LINE OF CREDIT PROMISSORY NOTE

$150,000.00 (U.S.)                              Las Vegas, Nevada

Twenty-Four Month Term, Interest Only           November 19, 1996



      This Line of Credit Promissory Note ("Note") is made this 19th day of November, 1996, executed by Martin S. Winick (hereinafter referred to as "Borrower") in favor of Paul-Son Gaming Corporation, a Nevada corporation (hereinafter referred to as "Lender").

                            RECITALS

     A. This Note is being executed in connection with the Lender's grant of a line of credit loan to Borrower in the original principal amount of ONE-HUNDRED FIFTY THOUSAND AND
NO/100THS DOLLARS ($150,000.00 U.S.) (the "Loan");

     B. The Loan is evidenced by series of documents and agreements executed by Borrower, including, but not limited to a Line of Credit Loan Agreement, this Line of Credit Promissory
Note (including any amendments or modifications thereto or restatements thereof, the Note), Assignment Agreement, Power of Attorney Agreement, Uniform Commercial Code Security Agreement, Uniform Commercial Code Financing Statements (hereinafter collectively referred to as the "Collateral Documents") and the relating documents thereunder; and

     C. Lender requires as a condition to the making of the Loan that Borrower assign his present or hereafter acquired rights, titles, benefits and interests as set forth in the Collateral Documents.

      Now, Therefore, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and Borrower further covenants and agrees as follows:

     1. Definitions. In this Note and in the Collateral Documents (as hereinafter defined) (unless the context thereof requires a contrary definition or unless the same shall be defined therein, in which latter event, the definitions shall be cumulative and not exclusive), the following words, phrases, and expressions shall have the respective meanings attributed to them:

          (a)  "BORROWER" shall mean Martin S. Winick.

          (b) "BUSINESS DAY" shall mean any except Saturday, Sunday or legal holidays in the State of Nevada.

          (c)   "COLLATERAL" shall mean all property and security
     described  in  any  of  the  Collateral  Documents  now   or
     hereafter existing.

          (d) "COLLATERAL DOCUMENTS" shall mean any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or referred to in any of the foregoing, or executed in connection herewith or therewith, now or hereafter existing, and specifically, but not by way of limitation, the documents identified in the Recitals.

          (e) "DEFAULT EVENT" shall mean and include by way of example only, but not by way of limitation:

               (i) FAILURE OF PAYMENT. Failure of Borrower to make payment of any installment of principal and/or interest required under the Promissory Note or of any payment by Borrower required pursuant to this Agreement or under the Collateral Documents, within five (5) days from the date same is due and payable shall constitute a Default Event, if not paid, including any applicable late charge or Default Interest Rate, ten (10) calendar days after the five (5) day grace period.

               (ii) BREACH OR FAILURE. The failure or breach of any other covenant, warranty, agreement, undertaking, condition, promise, representation or warranty herein contained and/or contained in the Collateral Documents shall constitute a Default Event.

               (iii) INSOLVENCY OF BORROWER. Insolvency shall be a Default Event and shall mean: (i) a general assignment by Borrower for the benefit of creditors;
          (ii) the filing of a voluntary petition in bankruptcy by Borrower; (iii) the filing of any involuntary petition under any bankruptcy or insolvency law by Borrower's creditors, said petition remaining undischarged for a period of sixty (60) days; (iv) the appointment by any court of a receiver to take possession of substantially all of Borrower's assets, said receivership remaining undischarged for a period of sixty (60) days; or (v) the attachment, execution or other judicial seizure of substantially all of Borrower's assets, such attachment, execution or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof.

          (f) "DEFAULT INTEREST RATE" shall mean one and one-half times (x 1.50) the Interest Rate (as hereinafter defined).

          (g) "GUARANTOR" shall mean Elen J. Winick, the wife of Martin S. Winick.

          (h) "INDEBTEDNESS" shall mean and include by way of example only, but not by way of limitation:

               (i) all indebtedness, obligations and liabilities of the Borrower referred to in this Note, or in any of the Collateral Documents, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several;

               (ii) all present and future Money Advances made by Lender in connection with this Note or the Collateral
          Documents, or otherwise, and whether made at Lender's option or otherwise;

               (iii) all future advances made by Lender for the protection or preservation of Lender's rights and interests in the Collateral, or arising under this Note or the Collateral Documents, including, but not by way of limitation, advances for taxes, levies, assessments, insurance or maintenance of the Collateral, and reasonable attorneys fees;

               (iv) all costs and expenses incurred by Lender in connection with or arising out of the protection, enforcement or collection of any of the foregoing including, without limitation, reasonable attorney fees; and

               (v) all costs and expenses incurred by Lender in connection with, or arising out of, the sale, disposition, liquidation or other realization [including, but not by way of limitation, the taking, retaking or holding, and all proceedings (judicial or otherwise)] of the Collateral, including, without limitation, reasonable attorney fees.

          (i) "INTEREST RATE" shall mean the Prime Rate (as hereinafter defined) plus two percent (2%) and shall be a variable rate which shall change quarterly on the first day of each quarter during the term hereof ("Rate Change Date"), commencing on the first day of April 1997, and continuing on the first day of each July, October, January thereafter until the Maturity Date, provided that if the first day of any quarter during the term hereof is not a Business Day, then the Rate Change Date shall be the first Business Day following the first day of such quarter.

          (j) "INTEREST PERIOD" shall mean the period commencing on each Rate Change Date (as hereafter defined) and ending on the next succeeding Rate Change Date.

          (k)  "LENDER" shall mean Paul-Son Gaming Corporation, a
     Nevada corporation.

          (l)  "MATURITY DATE"  shall mean December 1, 1998.

          (m)   "NOTE"  shall mean this Line of Credit Promissory
     Note, and all extensions, amendments, modifications and alterations hereto, in writing from time to time.

          (n) "PRIME RATE" shall mean the rate of interest most recently published in THE WALL STREET JOURNAL, as the average of Money Center interest rates charged by banks to their most favored commercial customers, or, if discontinued, in any other publication selected by Lender.

     2. For value received, Martin S. Winick (hereinafter referred to as "Borrower") promises to pay to the order of Paul-Son Gaming Corporation (hereinafter referred to as "Lender"), the principal amount of One-Hundred Fifty Thousand and no/100ths Dollars

($150,000.00 U.S.) (the "Loan"), with interest on the unpaid principal balance at the Interest Rate or Default Rate. The Interest Rate shall change quarterly on the first day of each quarter during the term hereof ("Rate Change Date"), commencing on the first day of April 1997, and continuing on the first day of each July, October, January thereafter until the Maturity Date, provided that if the first day of any quarter during the term hereof is not a Business Day, then the Rate Change Date shall be the first Business Day following the first day of such quarter with interest payable for the actual number of days to the date of payment.

     3.   The principal and interest shall be payable at Paul-Son
Gaming  Corporation, 2121 S. Industrial Road, Las  Vegas,  Nevada
89103, or such other place as the Lender may designate in writing, in immediately available funds, as follows:

          (a) Borrower shall pay consecutive quarterly installments of interest only commencing on the first day of April 1997 and on the first day of each and every quarter thereafter up to and including the first day of December, 1998 (provided, however, that interest due on April 1, 1997, shall be calculated from the date of the actual disbursement of funds hereunder to and including March 31, 1997 and shall be paid, in advance, simultaneously with such disbursement), and a final installment equal to the entire unpaid principal balance and accrued interest thereon, if not sooner paid, shall be due and payable on the first day of December 1, 1998 (the "Maturity Date"). If any payment becomes due on any day which is not a Business Day, such payment shall be made on the next succeeding Business Day without penalty, but without waiver of any interest accrued between such due date and the extended date of payment.

     4. Interest hereunder shall be calculated for the actual number of days elapsed on the basis of a 360-day year.

     5. Upon and after the occurrence of a Default Event under this Note or any other document or instrument evidencing, securing or relating to the Loan (any such default or event of default, a "Default Event"), the Loan shall bear interest, payable upon demand, at a rate per annum equal to one and one-half times (x 1.50) the Interest Rate (Interest Rate x 1.50 is hereinafter referred to as "Default Rate").

     6. Time is of the essence hereof. If Payments are not paid within five (5) calendar days from the date same become due or any other payment hereunder is not paid on or before the Maturity Date, any Payment or other payment so unpaid, as the case may be, shall bear interest from the date such was due until paid at the Default Rate. Interest on such payment so unpaid shall be compounded quarterly and shall be payable upon demand. In addition, if any Payment is not paid within five (5) calendar days from the date such becomes due or any other payment hereunder is not paid on or before the Maturity Date, Borrower shall pay a reasonable late or collection charge equal to five percent (5%) of the amount so unpaid. Lender and Borrower agree that the actual damages and costs sustained by Lender due to the failure to make timely payments would be extremely difficult to measure and that the charges specified in this paragraph represent a reasonable estimate by Borrower and Lender of a fair average compensation for such damages and costs. Such charges shall be paid by Borrower without prejudice to the right of Lender to collect any other amounts provided to be paid under this Note or any other agreement or, with respect to late payments, to declare a Default Event.

     7. Both principal and interest shall be paid by Borrower in lawful money of the United States of America such that Lender has received immediately available funds for the credit of Borrower not later than 3:00 p.m. Pacific Time on the date that such payment is due. Any payment made after 3:00 p.m. Pacific
Time shall be deemed received on the next Business Day. If any Payment becomes due on any day which is not a Business Day, such Payment shall be made on the next succeeding Business Day without penalty, but without waiver of any interest accrued between such due date and the extended date of payment.

     8. Borrower may prepay the unpaid principal balance of the Note (partial or full) at anytime. Notwithstanding any partial or full prepayment, Lender is not obligated to extend to Borrower any additional funds above and beyond an aggregate amount of Money Advances totaling One Hundred Fifty Thousand and no/100ths Dollars ($150,000.00 U.S.).

     9. Borrower and Lender agree that Borrower shall be liable for and pay any and all attorneys' fees and costs associated with the execution of the Loan, including, but not limited to, the preparation of the Loan Documents. Borrower and Lender further agree that in the event of a dispute, arbitration by either party in any dispute, arbitration or litigation concerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees and costs in that dispute, arbitration or litigation.

     10. No waiver of any Default Event shall be implied from any failure of Lender to take or any delay by Lender in taking action with respect to any such Default Event or from any previous waiver of any similar or unrelated Default Event. A waiver of any term of any Collateral Document or of any of the covenants and obligations of Borrower contained in the Collateral Documents, must be made in writing and shall be limited to the express written terms of such waiver.

     11. Borrower shall not, whether voluntarily, involuntarily or by operation of law, convey, sell or further encumber all or any part of the Collateral without obtaining Lender's prior written consent. Any such conveyance, sale or further encumbrance of such property, without Lender's prior written consent, shall be considered a Default Event.

     12.    Borrower  waives  presentment,  demand,   notice   of
dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and late charges and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights and interests in and to properties securing payment of this Note.

     13. This Note shall be construed and enforced in accordance with the laws of the State of Nevada, except to the extent that Lender shall at any time have greater rights under Federal law; and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State court within the County of Clark, State of Nevada selected by Lender and also consent to service of process by any means authorized by Nevada or Federal law.

     14.   This  Note is hereby expressly limited so that  in  no
contingency or event whatsoever, whether by acceleration of maturity of the debt evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money advanced or to be advanced under this Note exceed the highest lawful rate permissible under the laws of the State of Nevada as applicable to Borrower. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement, evidencing or securing the debt, at the time performance of such provisions shall be due, shall involve the payment of interest in excess of that authorized by law, the obligation to be fulfilled shall be reduced to the limit so authorized by law, and if from any circumstances, Lender shall ever receive as interest an amount which would exceed the highest lawful rate applicable to the Borrower, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the debt evidenced hereby and not to the payment of interest.

     In  Witness  Whereof,   this   Note  has  been  executed  by
undersigned as of the date first above written.

Borrower:


/s/ Martin S. Winick
Martin S. Winick

                       SECURITY AGREEMENT

     This Security Agreement ("Agreement") is made as of the 19th day of November 1996, and executed by Martin S. Winick (hereinafter referred to as "Borrower") in favor of Paul-Son Gaming Corporation, a Nevada corporation (hereinafter referred to as "Lender").


                            RECITALS

     A. This Agreement is being executed in connection with Lender's grant of a line of credit loan to Borrower in the original principal amount of ONE-HUNDRED FIFTY THOUSAND AND
NO/100THS DOLLARS ($150,000.00 U.S.) (the "Loan");

     B. The Loan is evidenced by series of documents and agreements executed by Borrower, including, but not limited to a Line of Credit Loan Agreement, Line of Credit Promissory Note (including any amendments or modifications thereto or restatements thereof, the "Note"), this Security Agreement,
Assignment Agreement, Power of Attorney Agreement, Uniform Commercial Code Financing Statements and the relating documents thereunder (collectively referred to as the "Collateral Documents"); and

     C. Lender requires as a condition to the making of the Loan that Borrower assign his present or hereafter acquired rights, titles, benefits and interests as set forth below and in the Collateral Documents.

     Now, Therefore, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower agrees that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and further covenants and agrees as follows:

1.   DEFINITIONS

     In this Agreement and in the Loan Documents (as hereinafter defined) (unless the context thereof requires a contrary definition or unless the same shall be defined therein, in which latter event, the definitions shall be cumulative and not exclusive), the following words, phrases, and expressions shall have the respective meanings attributed to them:

     (a) "AGREEMENT" shall mean this Security Agreement, and all extensions, amendments, modifications and alterations thereto, in writing from time to time.

     (b)  "BORROWER" shall mean Martin S. Winick.

     (c) "COLLATERAL" shall mean all property and security described in any of the Collateral Documents now or hereafter existing.

     (d) "COLLATERAL DOCUMENTS" shall mean any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or referred to in any of the foregoing, or executed in connection herewith or therewith, now or hereafter existing, and specifically, but not by way of limita tion, the documents identified in Recitals.

     (e) "DEFAULT EVENT" shall mean the occurrence of any act, omission or failure as set forth in Section 7 hereof, including any applicable notice required thereunder and time period to cure same.

     (f) "DEFAULT INTEREST RATE" shall mean one and one-half times (x 1.50) the Interest Rate (as hereinafter defined).

     (g) "EFFECTIVE DATE" shall mean the date first written above.

     (h) "GUARANTOR" shall mean Elen J. Winick, the wife of Martin S. Winick.

     (i) "INDEBTEDNESS" shall mean and include by way of example only, but not by way of limitation:

               (i) all indebtedness, obligations and liabilities of the Borrower referred to in this Agreement, or in any of the Collateral Documents, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several;

               (ii) all present and future Money Advances made by
          Lender  in  connection  with  this   Agreement  or  the
          Collateral Documents, or otherwise, and whether made at Lender s option or otherwise;

               (iii) all future advances made by Lender for the protection or preservation of Lender's rights and interests in the Collateral, or arising under this Agreement or the Collateral Documents, including, but not by way of limitation, advances for taxes, levies, assessments, insurance or maintenance of the Collateral, and reasonable attorneys fees;

               (iv) all costs and expenses incurred by Lender in connection with or arising out of the protection, enforcement or collection of any of the foregoing including, without limitation, reasonable attorney fees; and

               (v) all costs and expenses incurred by Lender in connection with, or arising out of, the sale, disposition, liquidation or other realization [including, but not by way of limitation, the taking, retaking or holding, and all proceedings (judicial or otherwise)] of the Collateral, including, without limitation, reasonable attorney fees.

     (j)    "INTEREST  RATE"  shall  mean  the  Prime  Rate   (as
hereinafter defined) plus two percent (2%) and shall be a variable rate which shall change quarterly on the first day of each quarter during the term hereof ("Rate Change Date"), commencing on the first day of April 1997, and continuing on the first day of each July, October, January thereafter until the Maturity Date, provided that if the first day of any quarter during the term hereof is not a Business Day, then the Rate Change Date shall be the first Business Day following the first day of such quarter.

     (k)   "LENDER"  shall  mean Paul-Son Gaming  Corporation,  a
Nevada corporation.

     (l)  "LOAN DOCUMENTS" shall mean

          (i)  Any and all Collateral Documents;

          (ii) Any and all documents, instruments, notes, agreements, and written memoranda executed and delivered by Borrower in connection herewith or therewith, now or hereafter existing (hereinafter collectively referred to as the "Pledge Documents"), and specifically including, but not by way of limitation, the following:

               (1)  PLEDGE AGREEMENT.  Guarantor shall execute an
          agreement  in  which Guarantor agrees to pledge  Pledge
          Collateral  (as  hereinafter  defined)  to  Lender   as
          inducement for Lender to make Loan to Borrower;

               (2) GUARANTY. Guarantor shall execute an agreement in which Guarantor agrees to guaranty the obligations, covenants and agreements of Borrower under this Agreement, the Collateral Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created;

               (3) POWER OF ATTORNEY. Guarantor shall execute a power of attorney in favor of the Lender to be returned by Lender permitting Lender to negotiate, encumber, transfer or dispose of all stock certificates issued in the name of the Guarantor.

               (4)   UNIFORM COMMERCIAL CODE SECURITY  AGREEMENT.
          Guarantor shall execute an agreement in which Guarantor agrees to grant Lender a security interest in the Pledge Collateral.

               (5) UNIFORM COMMERCIAL CODE FINANCING STATEMENTS. Guarantor shall execute the following Uniform Commercial Code Financing Statements in order to perfect a security interest in favor of Lender, in and to the Pledge Collateral, and to evidence a first and perfected lien with respect to such Pledge Collateral:

               -     Uniform  Commercial Code Financing Statement
               Form UCC-1 to be filed in the state of Nevada; and

               -     Uniform  Commercial Code Financing Statement
               Form UCC-1 to be filed in the state of Ohio.

               (6)   OTHER  DOCUMENTS.   Any  other  document  or
          agreement which the Lender may reasonably require in connection with the Loan.

          (iii) Any and all documents, instruments, notes, agreements, and written memoranda, referred to in the Collateral Documents or Pledge Documents or referred to in any of the foregoing, or executed in connection herewith or therewith, now or hereafter existing.

     (m) "MONEY ADVANCE" shall mean any disbursement of monies by Lender to or for the benefit of Borrower, whether mandatory or optional.

     (n) "PRIME RATE" shall mean the rate of interest most recently published in THE WALL STREET JOURNAL, as the average of Money Center interest rates charged by banks to their most favored commercial customers or, if discontinued, in any other publication selected by Lender.

     (o) "STOCK OPTIONS" shall mean any and all stock options to purchase common stock of Paul-Son Gaming Corporation which the Borrower, Guarantor or Borrower and Guarantor jointly may now possess or hereafter acquire a possessory interest.

2.   SECURITY INTEREST

      Borrower grants and assigns to Lender as of the Effective Date a security interest in all of Borrower's acquired rights, titles, benefits and interests currently owned or hereinafter acquired, including, but not limited to, the following (hereinafter collectively referred to as the "Collateral"):

      (a)  Consulting Agreement by and between Paul S. Endy,  Jr.
and  Martin  S. Winick entered into on the 1st day of July,  1996
(the "Endy Agreement");

     (b)  Stock Option Agreement by and between Paul S. Endy, Jr.
and  Martin  S. Winick entered into on the 1st day of July,  1996
(the "Option Agreement") in conjunction with the Endy Agreement;

     (c)  All options to purchase common stock of Paul-Son Gaming
Corporation that Borrower presently owns or hereafter acquires, including but not limited to those options granted to Borrower under the Option Agreement;

      (d)   Consulting  Agreement by and between Paul-Son  Gaming
Corporation, a Nevada corporation, and Martin S. Winick entered into on the 1st day of July, 1996 (the "Paul-Son Agreement");

      (e) All stock of Paul-Son Gaming Corporation that Borrower presently owns or hereafter acquires; and

      (f)   All payments due from Paul-Son Gaming Corporation  to
Borrower, including, but not limited to, any and all fees associated with the Borrower's position as director of the Paul-
Son Gaming Corporation.

3.   OBLIGATIONS SECURED

      This Agreement secures the payment and performance of all present and future obligations of Borrower to Lender under the Collateral Documents, and under any other agreement which recites that it is secured hereby.

4.   REPRESENTATIONS AND WARRANTIES OF BORROWER

     Borrower represents and warrants that the following are true and correct:

     (a) GOOD TITLE. Borrower has, or will have, good title to the Collateral.

     (b) ENCUMBRANCES. Borrower has not previously assigned or encumbered the Collateral, and no financing statement covering any of the Collateral has been delivered to any other person or entity.

     (c) AUTHORITY. Borrower has full power and authority to execute and deliver this Agreement and the Collateral Documents.

     (d) DEFAULT. There is no Default Event under this Agreement, now existing or hereafter executed, and no event, act or omission has occurred and is continuing which, with applicable notice or the passage of time or either, would constitute an Default Event thereunder.

     (e) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of Borrower threatened against or affecting Borrower or the property of Borrower in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may result in any material adverse change in the properties or assets or in the condition, financial or otherwise, of Borrower. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency, instrumentality, default under which might have consequences which would materially and adversely affect the business or properties of Borrower.

     (f) SURVIVAL AND CONTINUATION. All representations and warranties contained in this Agreement, or in any of the Collateral Documents, now or hereafter existing, are and shall continue to be true and accurate, at all times while any Money Advances are outstanding, and the continuing truth and accuracy thereof shall be conditions precedent to the making of any Money Advances hereunder and shall survive the execution hereof and the consummation of the transactions herein contemplated.

5.   COVENANTS OF BORROWER

     (a) PRESERVATION OF COLLATERAL. Borrower shall not waste or destroy Collateral or any part thereof; and Borrower shall not use Collateral in violation of any statute or ordinance. Lender shall have the right to possess Collateral.

     (b) ALIENATION OF COLLATERAL. Borrower will not, without the prior written consent of Lender, sell, contract to sell, lease, encumber or otherwise dispose of any Collateral unless and until this Agreement and all debts secured thereby have been fully satisfied.

     (c)    PERFORMANCE  OF  OBLIGATIONS.   Perform  all  of  the
obligations, covenants and agreements of Borrower under this Agreement, the Collateral Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created, and maintain and take all action (or not fail to take any action or suffer or permit any omission) necessary to maintain the representations and warranties made, as true and accurate.

     (d) INFORMATION. Borrower shall furnish promptly and in a form satisfactory to Lender, such information as Lender may reasonably request, from time to time.

     (e) LITIGATION. Borrower shall notify Lender promptly of any litigation, or administrative or tax proceeding or any other material matter which could adversely impair the Borrower's financial condition including, but not limited to, any inquiry or proceedings initiated by any state, federal or foreign regulatory agency. For the purposes of this Agreement, any such litigation, proceeding, matter or inquiry in which the sum in dispute is Five Thousand and no/100ths Dollars ($5,000.00 U.S.) or an aggregate total of Twenty-Five Thousand and no/100ths ($25,000.00 U.S.) or more shall be deemed to be material.

6.   RIGHTS OF LENDER

      In addition to Lender's rights as a "Secured Party" under the Nevada Uniform Commercial Code, as amended or recodified from time to time ("UCC"), Lender may, but shall not be obligated to, at any time without notice and at the expense of Borrower: (a) give notice to any person of Lender's rights hereunder and enforce such rights; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Lender therein; (c) inspect the Collateral; and (d) endorse, collect and receive any right to payment of money owing to Borrower under or from the Collateral. Lender shall have no duty or obligation to make or give any presentments, demands for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Collateral.

7.   DEFAULT EVENTS

     The Indebtedness shall mature and become immediately due and payable, at the option of Lender, notwithstanding any maturity date to the contrary upon the occurrence of any of the following acts, omissions or failures (hereinafter referred to as "Default Events"):

     (a) FAILURE OF PAYMENT. Failure of Borrower to make payment of any installment of principal and/or interest required under the Note or of any payment by Borrower required pursuant to this Agreement or under the Collateral Documents, within five (5) days from the date same is due and payable shall constitute a Default Event, if not paid, including any applicable late charge or Default Interest Rate, ten (10) calendar days after the five
(5) day grace period.

     (b) BREACH OR FAILURE. The failure or breach of any other covenant, warranty, agreement, undertaking, condition, promise, representation or warranty herein contained and/or contained in the Loan Documents shall constitute a Default Event.

     (c) INSOLVENCY OF BORROWER. Insolvency shall mean: (i) a general assignment by Borrower for the benefit of creditors; (ii) the filing of a voluntary petition in bankruptcy by Borrower;
(iii) the filing of any involuntary petition under any bankruptcy or insolvency law by Borrower's creditors, said petition remaining undischarged for a period of sixty (60) days; (iv) the appointment by any court of a receiver to take possession of substantially all of Borrower's assets, said receivership remaining undischarged for a period of sixty (60) days; or (v) the attachment, execution or other judicial seizure of substantially all of Borrower's assets, such attachment, execution or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof.

8.   CONSEQUENCES OF DEFAULT

     (a) REMEDIES OF LENDER. Upon the occurrence of any Default Event, Lender shall have the right to exercise any and all rights and remedies which may be available, whether contained in this Agreement, the Loan Documents, or available by virtue of law, including the Uniform Commercial Code or other similar laws or statutes applicable, or contained in any other instruments or agreements between the Lender and the Borrower. The rights and remedies available to the Lender include, but are not limited to, the following:

          (i)     Lender  shall  have  the  right  to   exercise,
     negotiate,  transfer,  encumber  or  dispose  of  all  Stock
     Options;

          (ii) Lender may (i) upon written notice, require Borrower to assemble any or all of the Collateral and make it available to Lender at a place designated by Lender; (ii) without prior notice, take possession of, collect, sell, and dispose of any or all of the Collateral; or (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales; and

          (iii) Lender may, for the account of Borrower and at Borrower's expense: (i) operate, use, consume, sell or dispose of the Collateral as Lender deems appropriate for the purpose of performing any or all of the obligations secured by this Agreement; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Lender may deem desirable or proper with respect to any of the Collateral; (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Borrower in connection with or on account of any or all of the Collateral; and (iv) perform any of the obligations secured by this Agreement.

     (b) RENUNCIATION BY BORROWER. Upon the occurrence of any Default Event, Borrower agrees that such Default Event, after the lapse of any cure period, shall automatically, without notice, and immediately effectuate a renunciation in favor of Lender of any and all rights, benefits, claims and interests of Borrower in the following:

           (i)  Consulting Agreement by and between Paul S. Endy,
     Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Endy Agreement");

           (ii)  Stock  Option Agreement by and between  Paul  S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Option Agreement") in conjunction with the Endy Agreement;

           (iii)     Consulting Agreement by and between Paul-Son
     Gaming Corporation, a Nevada corporation, and Martin S. Winick entered into on the 1st day of July, 1996 (the "Paul-Son
     Agreement");

           (iv)  All options to purchase common stock of Paul-Son
     Gaming Corporation that Borrower presently owns or hereafter obtains, including but not limited to those options granted to Borrower under (i), (ii) and (iii) above;

           (v)   All  stock  of Paul-Son Gaming Corporation  that
     Borrower presently owns or hereafter obtains, including but not limited to stock obtained by or through (i), (ii), (iii) and (iv) above; and

          (vi) All payments due from Paul-Son Gaming Corporation to Borrower, including, but not limited to, any and all fees associated with the Borrower's position as director of the Lender.

     (c) NO RELEASE AND NO DISCHARGE. The exercise of any such right or remedy by Lender shall not serve to release or discharge any other security, property or Collateral held by Lender in connection with this transaction.

     (d) NON-EXCLUSIVITY OF RIGHTS AND REMEDIES. The rights and remedies referred to in this section shall be cumulative and not exclusive.

     (e) NO WAIVER. No waiver of any Default Event shall be implied from any failure of Lender to take or any delay by Lender in taking action with respect to any such Default Event or from any previous waiver of any similar or unrelated Default Event. A waiver of any term contained in the Collateral Documents or of any of the covenants and obligations of Borrower contained in the Collateral Documents, must be made in writing and shall be limited to the express written terms of such waiver.

9.   POWER OF ATTORNEY

      Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Lender may, without the obligation to do so, in Lender's name or in the name of Borrower, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Lender's security interests and rights in or to any of the Collateral, and, upon occurrence of a Default Event hereunder take any other action specified in Section 8 hereof; provided that Lender as such attorney-in-fact shall be accountable only for such funds as are actually received by Lender.

10.  GENERAL PROVISIONS

     (a)   AMENDMENT.   No  amendment  or  modification  of  this
Agreement shall be deemed effective unless and until it is an express writing executed by both Borrower and Lender.

     (b) ASSIGNMENT. The rights, benefits and obligations of Borrower under this Agreement are personal in nature and shall not be assignable, transferable or encumberable in any manner whatsoever, whether directly or indirectly or, and whether inter vivos or testamentary. Any purported assignment by Borrower in violation of this Section 10(b) shall be null and void and of no force and effect. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by Lender, its successors or assigns.

     (c) ATTORNEYS' FEES AND COSTS. Borrower and Lender agree that Borrower shall be liable for and pay any and all attorneys' fees and costs associated with the execution of the Loan, including, but not limited to, the preparation of the Loan Documents. Borrower and Lender further agree that in the event of a dispute, arbitration by either party in any dispute, arbitration or litigation concerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees and costs in that dispute, arbitration or litigation.

     (d) CAPTIONS AND PRONOUNS. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Agreement and in no way whatsoever define, limit or describe the scope or intent of this Agreement nor in any way affect this Agreement.

     (e)   COUNTERPARTS.   This  Agreement  may  be  executed  at
different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) CONTINUED FORCE AND EFFECT. This Agreement may not be invalidated by and may not be made subject to any order of any domestic relations or family law court without the express written consent of Lender.

     (g) EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     (h) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and cannot be changed or terminated unless in an express writing, executed by the parties hereto.

     (i) GENDER. Masculine or feminine pronouns shall be substituted for the neuter form and vice versa and the plural shall be substituted for the singular form and vice versa in any place or places herein in which the context requires such substitution or substitutions.

     (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Agreement without resort to any conflict of laws principles, and the courts of the State of Nevada shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Agreement.

     (k) INCORPORATION. The Loan Documents are incorporated herein by reference, and in the event any provision thereof is inconsistent with the provisions of this Agreement, then this Agreement shall be deemed paramount unless the rights and remedies of the Lender would be adversely affected or diminished thereby.

     (l) NEUTRAL INTERPRETATION. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto.

     (m) NOTICE. Any and all notices required under this Agreement shall be in writing and shall be either (i) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; (iii) transmitted via telecopier provided that confirmation is obtained; or (iv) delivered via a nationally recognized overnight courier service, addressed to:

          LENDER:        Paul S. Endy, Jr.
                         Chairman of the Board and Chief
                          Executive Officer
                         Paul-Son Gaming Corporation
                         2121 S. Industrial Road
                         Las Vegas, Nevada 89102

          COPY TO:       Laurence A. Speiser, Esq.
                         2121 S. Industrial Road
                         Las Vegas, Nevada 89102

          BORROWER:      Martin S. Winick
                         29449 Edgedale Road
                         Pepper Pike, Ohio 44124

                      All   notices   hand-delivered   shall   be
deemed delivered as of the date actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 10(m).

     (n) PARTIAL INVALIDITY. If any term, condition, covenant, or provision of this Agreement, or any application thereof, shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provision, covenants, and conditions of this Lease and applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     (o)    SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.   All
representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

     In Witness Whereof, the undersigned has executed this Agreement as of the day first above written.


              "BORROWER"

      /s/ Martin S. Winick
By:   Martin S. Winick

                      ASSIGNMENT AGREEMENT

     This Assignment Agreement ("Assignment") is made this 19th day of November, 1996 by and between Martin S. Winick
(hereinafter  referred  to  as  "Borrower")  to  Paul-Son  Gaming
Corporation, a Nevada corporation (hereinafter referred to as "Lender").

                            RECITALS

     A. This Assignment is being executed in connection with Lender's grant of a line of credit loan to Borrower in the original principal amount of ONE-HUNDRED FIFTY THOUSAND AND
NO/100THS DOLLARS ($150,000.00 U.S.) (the "Loan");

     B. The Loan is evidenced by series of documents and agreements executed by Borrower, including, but not limited to a Line of Credit Loan Agreement, Line of Credit Promissory Note (including any amendments or modifications thereto or restatements thereof, the "Note"), Security Agreement, this Assignment Agreement, Power of Attorney Agreement, Uniform Commercial Code Security Agreement, Uniform Commercial Code Financing Statements (hereinafter collectively referred to as the "Collateral Documents") and the relating documents thereunder; and

     C. Lender requires as a condition to the making of the Loan that Borrower assign his present or hereafter acquired rights, titles, benefits and interests as set forth below and in the Collateral Documents.

     Now, Therefore, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and Borrower further covenants and agrees as follows:

1.   DEFINITIONS

     In this Assignment and in the Loan Documents (as hereinafter defined) (unless the context thereof requires a contrary definition or unless the same shall be defined therein, in which latter event, the definitions shall be cumulative and not exclusive), the following words, phrases, and expressions shall have the respective meanings attributed to them:

     (a)   "ASSIGNMENT" shall mean this Assignment Agreement, and
all   extensions,   amendments,  modifications  and   alterations
thereto, in writing from time to time.

     (b)  "BORROWER" shall mean Martin S. Winick.

     (c) "COLLATERAL" shall mean all property and security described in any of the Collateral Documents now or hereafter existing.

     (d) "COLLATERAL DOCUMENTS" shall mean any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Assignment or referred to in any of the fore going, or executed in connection herewith or therewith, now or hereafter existing, and specifically, but not by way of limita tion, the documents identified in the Recitals.

     (e) "DEFAULT EVENT" shall mean the occurrence of any act, omission or failure as set forth in Section 6 hereof.

     (f) "DEFAULT INTEREST RATE" shall mean one and one-half times (x 1.50) the Interest Rate (as hereinafter defined).

     (g) "GUARANTOR" shall mean Elen J. Winick, the wife of Martin S. Winick.

     (h) "INDEBTEDNESS" shall mean and include by way of example only, but not by way of limitation:

          (i) All indebtedness, obligations and liabilities of the Borrower referred to in the Loan Agreement (as hereinafter defined), or in any of the Loan Documents, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several;

          (ii) All present and future Money Advances made by Lender in connection with the Loan Agreement or the Loan
     Documents, or otherwise, and whether made at Lender s option or otherwise;

          (iii) All future advances made by Lender for the protection or preservation of Lender's rights and interests in the Collateral, or arising under the Loan Agreement or the Loan Documents, including, but not by way of limitation, advances for taxes, levies, assessments, insurance or maintenance of the Collateral, and reasonable attorneys fees;

          (iv)  All  costs  and expenses incurred  by  Lender  in
     connection   with   or  arising  out  of   the   protection,
     enforcement or collection of any of the foregoing including, without limitation, reasonable attorney fees; and

          (v) All costs and expenses incurred by Lender in connection with, or arising out of, the sale, disposition, liquidation or other realization [including, but not by way of limitation, the taking, retaking or holding, and all proceedings (judicial or otherwise)] of the Collateral, including, without limitation, reasonable attorney fees.

     (i)    "INTEREST  RATE"  shall  mean  the  Prime  Rate   (as
hereinafter defined) plus two percent (2%) and shall be a variable rate which shall change quarterly on the first day of each quarter during the term hereof ("Rate Change Date"), commencing on the first day of April 1997, and continuing on the first day of each July, October, January thereafter until the Maturity Date, provided that if the first day of any quarter during the term hereof is not a Business Day, then the Rate Change Date shall be the first Business Day following the first day of such quarter.

     (j)   "LENDER"  shall  mean Paul-Son Gaming  Corporation,  a
Nevada corporation.

     (k)   "LOAN  AGREEMENT" shall mean the Line of  Credit  Loan
Agreement executed by and between the Borrower and Lender of even date herewith.

     (l)  "LOAN DOCUMENTS" shall mean:

          (i)  Any and all Collateral Documents;

          (ii) Any and all documents, instruments, notes, agreements, and written memoranda executed and delivered by Guarantor in connection herewith or therewith, now or hereafter existing (hereinafter collectively referred to as the "Pledge Documents"), and specifically including, but not by way of limitation, the following:

               (1)  PLEDGE AGREEMENT.  Guarantor shall execute an
          agreement  in  which Guarantor agrees to pledge  Pledge
          Collateral  (as  hereinafter  defined)  to  Lender   as
          inducement for Lender to make Loan to Borrower;

               (2) GUARANTY. Guarantor shall execute an agreement in which Guarantor agrees to guaranty the obligations, covenants and agreements of Borrower under this Agreement, the Collateral Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created;

               (3) POWER OF ATTORNEY. Guarantor shall execute a power of attorney in favor of the Lender to be returned by Lender permitting Lender to negotiate, encumber, transfer or dispose of all stock certificates issued in the name of the Guarantor.

               (4)   UNIFORM COMMERCIAL CODE SECURITY  AGREEMENT.
          Guarantor shall execute an agreement in which Guarantor agrees to grant Lender a security interest in the Pledge Collateral.

               (5) UNIFORM COMMERCIAL CODE FINANCING STATEMENTS. Guarantor shall execute the following Uniform Commercial Code Financing Statements in order to perfect a security interest in favor of Lender, in and to the Pledge Collateral, and to evidence a first and perfected lien with respect to such Pledge Collateral:

                    -      Uniform   Commercial  Code   Financing
               Statement Form UCC-1 to be filed in the state of Nevada; and

                    -      Uniform   Commercial  Code   Financing
               Statement Form UCC-1 to be filed in the state of Ohio.

               (6)   OTHER  DOCUMENTS.   Any  other  document  or
          agreement which the Lender may reasonably require in connection with the Loan.

          (iii) any and all documents, instruments, notes, agreements, and written memoranda, referred to in the Collateral Documents or Pledge Documents or referred to in any of the foregoing, or executed in connection herewith or therewith, now or hereafter existing.

     (m) "MONEY ADVANCE" shall mean any disbursement of monies by Lender to or for the benefit of Borrower, whether mandatory or optional.

     (n) "PRIME RATE" shall mean the rate of interest most recently published in THE WALL STREET JOURNAL, as the average of Money Center interest rates charged by banks to their most favored commercial customers or, if discontinued, in any other publication selected by Lender.

2.   ASSIGNMENT OF RIGHTS, TITLES, BENEFITS AND INTERESTS

     (a) Borrower hereby absolutely and unconditionally transfers, sets over and assigns to Lender all of Borrower's acquired rights, titles, benefits and interests currently owned or hereinafter acquired including, but not limited to the following:

          (i)   Consulting Agreement by and between Paul S. Endy,
     Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Endy Agreement");

          (ii)  Stock  Option Agreement by and  between  Paul  S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Option Agreement") in conjunction with the Endy Agreement;

          (iii) All options to purchase common stock of Paul-Son Gaming Corporation that Borrower presently owns or hereafter acquires, including but not limited to those options granted to Borrower under the Option Agreement;

          (iv)  Consulting  Agreement  by  and  between  Paul-Son
     Gaming  Corporation,  a Nevada corporation,  and  Martin  S.
     Winick entered into on the 1st day of July, 1996 (the "Paul-
     Son Agreement");

          (v)   All  stock  of  Paul-Son Gaming Corporation  that
     Borrower presently owns or hereafter acquires; and

          (vi) All payments due from Paul-Son Gaming Corporation to Borrower, including, but not limited to, any and all fees associated with the Borrower's position as director of the Paul-Son Gaming Corporation.

     (b) This is an absolute assignment, not an assignment for security only.

3.   TERMINATION

     At such time as the unpaid principal and accrued interest on the Loan is paid in full and the Uniform Commercial Code
Financing Statement is released of record, this Assignment and all of

Lender's rights, titles and interests hereunder with respect to the Collateral Documents shall terminate.

4.   REPRESENTATIONS AND WARRANTIES OF BORROWER

     Borrower represents and warrants that the following are true and correct:

     (a) GOOD TITLE. Borrower has, or will have, good title to the Collateral.

     (b) ENCUMBRANCES. Borrower has not previously assigned or encumbered the Collateral, and no financing statement covering any of the Collateral has been delivered to any other person or entity.

     (c) AUTHORITY. Borrower has full power and authority to execute and deliver this Agreement and the Collateral Documents.

     (d) DEFAULT. There is no Default Event under this Agreement, now existing or hereafter executed, and no event, act or omission has occurred and is continuing which, with applicable notice or the passage of time or either, would constitute an Default Event thereunder.

     (e) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of Borrower threatened against or affecting Borrower or the property of Borrower in any court or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may result in any material adverse change in the properties or assets or in the condition, financial or otherwise, of Borrower. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency, instrumentality, default under which might have consequences which would materially and adversely affect the business or properties of Borrower.

     (f) SURVIVAL AND CONTINUATION. All representations and warranties contained in this Agreement, or in any of the Colla teral Documents, now or hereafter existing, are and shall continue to be true and accurate, at all times while any Money Advances are outstanding, and the continuing truth and accuracy thereof shall be Conditions Precedent to the making of any Money Advances hereunder and shall survive the execution hereof and the consummation of the transactions herein contemplated.

5.   COVENANTS OF BORROWER

     (a) PRESERVATION OF COLLATERAL. Borrower shall not waste or destroy Collateral or any part thereof; and Borrower shall not use Collateral in violation of any statute or ordinance. Lender shall have the right to possess Collateral.

     (b) ALIENATION OF COLLATERAL. Borrower will not, without the prior written consent of Lender, sell, contract to sell, lease, encumber or otherwise dispose of any Collateral unless and until this Agreement and all debts secured thereby have been fully satisfied.

     (c)    PERFORMANCE  OF  OBLIGATIONS.   Perform  all  of  the
obligations, covenants and agreements of Borrower under this Agreement, the Collateral Documents, or any other agreement executed by and between the Lender, Borrower or to which they are a party, whether now existing or hereafter created, and maintain and take all action (or not fail to take any action or suffer or permit any omission) necessary to maintain the representations and warranties made, as true and accurate.

     (d) INFORMATION. Borrower shall furnish promptly and in a form satisfactory to Lender, such information as Lender may reasonably request, from time to time.

     (e) LITIGATION. Borrower shall notify Lender promptly of any litigation, or administrative or tax proceeding or any other material matter which could adversely impair the Borrower's financial condition including, but not limited to, any inquiry or proceedings initiated by any state, federal or foreign regulatory agency. For the purposes of this Agreement, any such litigation, proceeding, matter or inquiry in which the sum in dispute is Five Thousand and no/100ths Dollars ($5,000.00) or an aggregate total of Twenty-Five Thousand and no/100ths ($25,000.00 U.S.) or more shall be deemed to be material.

6.   DEFAULT EVENTS

     The Indebtedness shall mature and become immediately due and payable, at the option of Lender, notwithstanding any maturity date to the contrary upon the occurrence of any of the following acts, omissions or failures (hereinafter referred to as "Default Events"):

     (a) FAILURE OF PAYMENT. Failure of Borrower to make payment of any installment of principal and/or interest required under the Note or of any payment by Borrower required pursuant to this Agreement or under the Collateral Documents, within five (5) days from the date same is due and payable shall constitute a Default Event, if not paid, including any applicable late charge or Default Interest Rate, ten (10) calendar days after the five
(5) day grace period.

     (b) BREACH OR FAILURE. The failure or breach of any other covenant, warranty, agreement, undertaking, condition, promise, representation or warranty herein contained and/or contained in the Loan Documents shall constitute a Default Event.

     (c) INSOLVENCY OF BORROWER. Insolvency shall be a Default Event and shall mean: (i) a general assignment by Borrower for the benefit of creditors; (ii) the filing of a voluntary petition in bankruptcy by Borrower; (iii) the filing of any involuntary petition under any bankruptcy or insolvency law by Borrower's creditors, said petition remaining undischarged for a period of sixty (60) days; (iv) the appointment by any court of a receiver to take possession of substantially all of Borrower's assets, said receivership remaining undischarged for a period of sixty
(60) days; or (v) the attachment, execution or other judicial seizure of substantially all of Borrower's assets, such attachment, execution or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof.

7.   EFFECT OF DEFAULT

     (a) REMEDIES OF LENDER. Upon the occurrence of any Default Event, Lender shall have the right to exercise any and all rights and remedies which may be available, whether contained in this Assignment, the Loan Documents, or available by virtue of law, including the Uniform Commercial Code or other similar laws or statutes applicable, or contained in any other instruments or agreements between the Lender and the Borrower. The rights and remedies available to the Lender include, but are not limited to, the following:


          (i)    Lender   shall  have  the  right  to   exercise,
     negotiate,  transfer,  encumber  or  dispose  of  all  Stock
     Options;

          (ii) Lender may (i) upon written notice, require Borrower to assemble any or all of the Collateral and make it available to Lender at a place designated by Lender; (ii) without prior notice, take possession of, collect, sell, and dispose of any or all of the Collateral; or (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales; and

          (iii) Lender may, for the account of Borrower and at Borrower's expense: (i) operate, use, consume, sell or dispose of the Collateral as Lender deems appropriate for the purpose of performing any or all of the obligations secured by the Loan Agreement; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Lender may deem desirable or proper with respect to any of the Collateral; (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Borrower in connection with or on account of any or all of the Collateral; and (iv) perform any of the obligations imposed by the Loan Documents.

     (b) RENUNCIATION BY BORROWER. Upon the occurrence of any Default Event, Borrower agrees that such Default Event, after the lapse of any cure period, shall automatically, without notice, and immediately effectuate a renunciation in favor of Lender of any and all rights, benefits, claims and interests of Borrower in the following:

          (i)   Consulting Agreement by and between Paul S. Endy,
     Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Endy Agreement");

          (ii)  Stock  Option Agreement by and  between  Paul  S.
     Endy, Jr. and Martin S. Winick entered into on the 1st day of July, 1996 (the "Option Agreement") in conjunction with the Endy Agreement;

          (iii)      Consulting Agreement by and between Paul-Son
     Gaming  Corporation,  a Nevada corporation,  and  Martin  S.
     Winick entered into on the 1st day of July, 1996 (the "Paul-
     Son Agreement");

          (iv)  All  options to purchase common stock of Paul-Son
     Gaming Corporation that Borrower presently owns or hereafter obtains, including but not limited to those options granted to Borrower under (i), (ii) and (iii) above;

         (1)   All  stock  of  Paul-Son Gaming  Corporation  that
     Borrower presently owns or hereafter obtains, including but not limited to stock obtained by or through (i), (ii), (iii) and (iv) above; and

         (2) All payments due from Paul-Son Gaming Corporation to Borrower, including, but not limited to, any and all fees associated with the Borrower's position as director of the Lender.

     (c) NO RELEASE AND NO DISCHARGE. The exercise of any such right or remedy by Lender shall not serve to release or discharge any other security, property or Collateral held by Lender in connection with this transaction.

     (d) NON-EXCLUSIVITY OF RIGHTS AND REMEDIES. The rights and remedies referred to in this section shall be cumulative and not exclusive.

     (e) NO WAIVER. No waiver of any Default Event shall be implied from any failure of Lender to take or any delay by Lender in taking action with respect to any such Default Event or from any previous waiver of any similar or unrelated Default Event. A waiver of any term contained in the Collateral Documents or of any of the covenants and obligations of Borrower contained in the Collateral Documents, must be made in writing and shall be limited to the express written terms of such waiver.

8.   GENERAL PROVISIONS

     (a)   AMENDMENT.   No  amendment  or  modification  of  this
Assignment shall be deemed effective unless and until it is an express writing executed by both Borrower and Lender.

     (b) ASSIGNMENT. The rights, benefits and obligations of Borrower under this Assignment are personal in nature and shall not be assignable, transferable or encumberable in any manner whatsoever, whether directly or indirectly or, and whether inter vivos or testamentary. Any purported assignment by Borrower in violation of this Section 8(b) shall be null and void and of no force and effect. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by Lender, its successors or assigns.

     (c) ATTORNEYS' FEES AND COSTS. Borrower and Lender agree that Borrower shall be liable for and pay any and all attorneys' fees and costs associated with the execution of the Loan, including, but not limited to, the preparation of the Loan Documents. Borrower and Lender further agree that in the event of a dispute, arbitration by either party in any dispute, arbitration or litigation concerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees and costs in that dispute, arbitration or litigation.

     (d) CAPTIONS AND PRONOUNS. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Assignment and in no way whatsoever define, limit or describe the scope or intent of this Assignment nor in any way affect this Assignment.

     (e)   COUNTERPARTS.   This Assignment  may  be  executed  at
different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) CONTINUED FORCE AND EFFECT. This Agreement may not be invalidated by and may not be made subject to any order of any domestic relations or family law court without the express written consent of Lender.

     (g) EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Assignment shall not operate or be construed as a waiver of any subsequent breach thereof.

     (h) ENTIRE AGREEMENT. This Assignment contains the entire agreement between the parties and cannot be changed or terminated unless in an express writing, executed by the parties hereto.

     (i) GENDER. Masculine or feminine pronouns shall be substituted for the neuter form and vice versa and the plural shall be substituted for the singular form and vice versa in any place or places herein in which the context requires such substitution or substitutions.

     (j) GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Assignment without resort to any conflict of laws principles, and the courts of the State of Nevada shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Assignment.

     (k) INCORPORATION. The Collateral Documents are incorporated herein by reference, and in the event any provision thereof is inconsistent with the provisions of this Assignment, then this Assignment shall be deemed paramount unless the rights and remedies of the Lender would be adversely affected or diminished thereby.

     (l) NEUTRAL INTERPRETATION. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Assignment, but shall be construed as if all parties prepared this Assignment, and any rules of construction to the contrary are hereby specifically waived. The terms of this Assignment were negotiated at arm's length by the parties hereto.

     (m) NOTICE. Any and all notices required under this Assignment shall be in writing and shall be either (i) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; (iii) transmitted via telecopier provided that confirmation is obtained; or (iv) delivered via a nationally recognized overnight courier service, addressed to:

          LENDER:        Paul S. Endy, Jr.,
                         Chairman of the Board and Chief
                         Executive Officer
                         Paul-Son Gaming Corporation
                         2121 S. Industrial Road
                         Las Vegas, Nevada 89102

          COPY TO:       Laurence A. Speiser, Esq.
                         2121 S. Industrial Road
                         Las Vegas, Nevada 89102

          BORROWER:      Martin S. Winick
                         29449 Edgedale Road
                         Pepper Pike, Ohio 44124

     All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three
(3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 8(m).

     (n) PARTIAL INVALIDITY. If any term, condition, covenant, or provision of this Assignment, or any application thereof, shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provision, covenants, and conditions of this Lease and applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     (o)    SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.   All
representations and warranties contained in this Assignment shall survive the execution and delivery of this Assignment.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first written above.

Borrower:

    /s/ Martin S. Winick
By: Martin S. Winick

Lender:

Paul-Son Gaming Corporation, a Nevada corporation

    /s/ Paul S. Endy, Jr.
By: Paul S. Endy, Jr.
    Chairman of the Board and Chief Executive Officer

                COLLATERAL UNDERTAKING AGREEMENT

      This Collateral Undertaking Agreement (this "Agreement") is made as of the 19th day of November 1996, by and between Paul S. Endy, Jr. individually and as Trustee of the Paul S. Endy, Jr. Living Trust (hereinafter collectively referred to as "Endy") and Paul-Son Gaming Corporation, a Nevada corporation (hereinafter referred to as the "Company").

                            RECITALS

     A. Endy affirms and acknowledges the continuing validity and enforceability of the Stock Option Agreement (the "Option
Agreement") by and between Endy and Martin S. Winick (hereinafter referred to as "Borrower") on the 1st day of July, 1996;

     B. This Agreement is being executed in connection with the Company's grant of a line of credit loan to Borrower in the original principal amount of ONE-HUNDRED FIFTY THOUSAND AND
NO/100THS DOLLARS ($150,000.00 U.S.) (the "Loan");

     C. The Loan is evidenced by series of documents and agreements executed by Borrower, including, but not limited to a Line of Credit Loan Agreement ("Loan Agreement"), Line of Credit Promissory Note (including any amendments or modifications thereto or restatements thereof, the "Note"), Security Agreement, Assignment Agreement, Power of Attorney Agreement, Uniform Commercial Code Financing Statements and the relating documents thereunder (hereinafter collectively referred to as the "Collateral Documents"); and

     D. Company requires as a condition and an inducement to the making of the Loan to Borrower that Endy execute and deliver this Agreement.

      Now, Therefore, in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Endy agrees that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and further covenants and agrees as follows:

      In the event of (a) a Default Event under the Loan Agreement, or (b) the filing of a voluntary petition for bankruptcy by Borrower or an involuntary petition for bankruptcy by Borrower's creditors or any similar proceeding and in the event of any outstanding indebtedness of Borrower under the Loan, Endy hereby agrees as follows:

     (1) Endy hereby agrees to immediately transfer to the Company (the "Transfer") that certain number of shares of common stock of the Company (the "Transfer Shares"), strictly limited to the shares which are the subject of the Option Agreement, only to the extent necessary to satisfy the outstanding indebtedness under the Loan Agreement plus ten percent due to the Company. This agreement is made with the understanding that Endy may be subject to claims of third parties, including, but not limited to, certain bankruptcy estates or trustees, who may attempt to assert interests in shares under the Option.

     (2) Endy hereby agrees to indemnify, defend and hold harmless the Company with respect to any and all bankruptcy-related actions and liabilities as they relate to the Transfer. The bankruptcy-related actions and liabilities shall include, but are not limited to, the turnover of property to the bankruptcy estate, the attempt to avoid the Transfer on fraudulent conveyance grounds, and the attempt to avoid the Transfer on improper set-off grounds.

     In Witness Whereof, the undersigned has executed this Agreement as of the day first above written.

Endy:

Paul S. Endy, Jr.

       /s/ Paul S. Endy, Jr.
By:    Paul S. Endy, Jr.

and

Paul S. Endy, Jr. Living Trust

       /s/ Paul S. Endy, Jr.
By:    Paul S. Endy, Jr., Trustee


The Company:

Paul-Son Gaming Corporation, a Nevada corporation

By:    /s/ Paul S. Endy, Jr.
Its:


Consented to by:

       /s/ Martin S. Winick
By:    Martin S. Winick

                              2
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